BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio
BlackRock Conservative Prepared Portfolio
BlackRock Growth Prepared Portfolio
BlackRock Moderate Prepared Portfolio

LifePath® Active 2015 Portfolio

LifePath® Active 2020 Portfolio

LifePath® Active 2025 Portfolio

LifePath® Active 2030 Portfolio

LifePath® Active 2035 Portfolio

LifePath® Active 2040 Portfolio

LifePath® Active 2045 Portfolio

LifePath® Active 2050 Portfolio

LifePath® Active 2055 Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 5, 2014
to the Prospectus of each Fund

Each of the Funds currently invests a portion of its assets in Master Basic Value LLC, which at this time also serves as the “master fund” for BlackRock Basic Value Fund, Inc. (the “Basic Value Fund”) in a “master-feeder” structure. The Basic Value Fund will become a stand-alone fund on or about February 4, 2015, after which Master Basic Value LLC is expected to be dissolved. As a result, on or about February 4, 2015, each Fund expects to redeem its entire interest in Master Basic Value LLC and then immediately invest these proceeds in the Basic Value Fund. The Basic Value Fund has an investment objective and investment strategies that are substantially similar to Master Basic Value LLC.

The transactions described above are expected to result in taxable gains for the Funds and in increased amounts of taxable distributions to shareholders of the Funds that hold the Funds in taxable accounts. Many of the Funds’ assets are held by shareholders in tax deferred or tax exempt accounts such as 401(k) plans or other retirement plans. Therefore, a taxable gain should not have a negative tax implication for many of the existing shareholders of the Funds.

The eligible underlying funds in which the Funds may invest will be updated as follows to reflect the substitution of the Basic Value Fund for Master Basic Value LLC.

The section in the Prospectus captioned “Details About the Funds — Information About Underlying Funds and ETFs — Description of Underlying Funds — Equity Funds” or “Details About the Funds — Information About Underlying Funds — Description of Underlying Funds — Equity Funds,” as applicable, is amended to delete reference to Master Basic Value LLC and to replace it with the following information:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Basic Value Fund, Inc.	The investment objective of the fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. The fund invests primarily in equity securities that fund management believes are undervalued, which means that their prices are less than fund management believes they are worth. Equity securities primarily consist of common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The fund invests primarily in common stock of U.S. companies. The fund focuses on companies with market capitalizations of over $5 billion.

Shareholders should retain this Supplement for future reference.

PRO-PPLCPP-1214SUP